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                                                                   EXHIBIT 10.27

                              GUARANTY - COMPANY
                              ------------------

          FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to AGI INCORPORATED, an Illinois corporation ("AGI"), and/or KLEARFOLD, INC., a
                                        ---
Pennsylvania corporation ("Klearfold", and together with AGI, each a "Debtor"
                           ---------                                  ------
and collectively, the "Debtors"),  IMPAC GROUP, INC., a Delaware corporation
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(the "Guarantor") hereby absolutely, irrevocably and unconditionally guarantees
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(this "Guaranty") the full and prompt payment when due, whether by acceleration
       --------
or otherwise, and at all times thereafter, of (a) all obligations of a Debtor from time to time existing or arising under or pursuant to the Credit Agreement, dated as of even date herewith among Debtors, Guarantor, the financial institutions from time to time party thereto (the "Lenders") and Bank of
                                                     -------
America National Trust & Savings Association, as agent (the "Agent") (as from
                                                             -----
time to time restated, amended or modified,  the "Credit Agreement"; any term
                                                  ----------------
used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement), (b) all obligations of a Debtor from time to time existing or arising under or pursuant to any (i) obligations under a Swap Contract with Bank of America National Trust & Savings Association ("BofA"), in
                                                                     ----
its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA, or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Swap Contract (collectively, the "Swap Creditors"), or (ii) Indebtedness of
                                       --------------
a Debtor evidenced by a letter of credit issued pursuant to Section 8.05(i) of the Credit Agreement (a "Section 8.05 Letter of Credit", and together with the
                         -----------------------------
Credit Agreement, the Loan Documents and each Swap Contract, individually a "Debt Agreement" and collectively, the "Debt Agreements") by BofA or any Lender,
---------------                         ---------------
in each case in its individual capacity (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Section
8.05 Letter of Credit (collectively, the L/C Creditors", and together with the
                                         -------------
Agent, the Lenders and the Swap Creditors, each a "Creditor" and collectively,
                                                   --------
the "Creditors") and (c) all other amounts from time to time owing to the
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Creditors by the Debtors under the Debt Agreements, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the Guarantor further agrees to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by any Creditor, in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

          The Guarantor agrees that, in the event of the dissolution or insolvency of a Debtor or the inability of a Debtor to pay debts as they mature, or an assignment by a Debtor for the benefit of creditors, or the institution of any proceeding by or against a Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Obligations may not then be due and payable, the Guarantor will pay to the relevant Creditor forthwith the full amount that would be payable hereunder by the Guarantor if all Obligations were then due and payable.

          This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, that at any time or from time to time all Obligations may have been paid in full).

          The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by any Creditor to any of the Obligations is or must be rescinded or returned by such Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of a Debtor), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Creditor, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by such Creditor had not been made.

          The Agent, on behalf of any Creditor, may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder.

          Any Creditor may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Obligations; (b) extend or renew for one or more periods (whether or not longer than the original period), alter, amend or exchange any of the Obligations or any of the documentation pertaining thereto, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (d) resort to the Guarantor for payment of any of the Obligations, whether or not such Creditor (i) shall have resorted to any property securing any of the Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Guarantor).

          Any amounts received by a Creditor from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as such Creditor may from time to time elect, subject to the terms of other Debt Agreements.

          Until such time as the Creditors shall have received payment of the full amount of all Obligations and of all obligations of the Guarantor hereunder, no payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to any payment by a Debtor or from or out of any property of such Debtor and the Guarantor shall not exercise any right or remedy against any Debtor or any property of any Debtor by reason of any performance by the Guarantor of this Guaranty.

          The Guarantor hereby expressly waives: (a) notice of the acceptance by any Creditor of this Guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          Until the irrevocable payment in full of all of the Obligations (other than Obligations under the relevant Debt Agreement with a Creditor which expressly survive the termination of such agreement) and termination of all Commitments (as defined in the Credit Agreement), (a) the Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against any Debtor arising from the existence or performance of this guaranty and (b) the Guarantor waives any right to enforce any remedy which any Creditor now has or may hereafter have against any Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by a Creditor securing the Obligations. Upon such irrevocable payment and termination, each Debtor shall indemnify the Guarantor for the full amount of any payment made by the Guarantor under this Guaranty and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

          All rights of subrogation of the Guarantor hereunder shall be fully subordinated in time and priority of payment to the Obligations and all other indebtedness of each Debtor to each Creditor.

          Any Creditor may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Creditor.

          The Guarantor hereby warrants to each Creditor that it now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of each Debtor. No Creditor shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of any Debtor that may come into the possession of such Creditor.

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          The Guarantor represents and warrants to each Creditor that all representations and warranties relating to it contained in Article VI of the Credit Agreement are true and correct in all material respects.

          The Guarantor hereby agrees that until all Obligations have been paid in full and any and all documents relating thereto have been terminated, it shall comply with all covenants relating to it contained in Articles VII and VIII of the Credit Agreement.

          No delay on the part of any Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Creditor except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of any Creditor permitted hereunder shall in any way affect or impair the rights of any Creditor and the obligations of the Guarantor under this Guaranty. For the purposes of this Guaranty, Obligations shall include all obligations of each Debtor to each Creditor arising under or in connection with the agreements relating to the Obligations, notwithstanding any right or power of a Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that, except as provided in the first paragraph of this Guaranty, there are no conditions to the effectiveness of this Guaranty.

          This Guaranty shall be binding upon the Guarantor, and upon the legal representatives, successors and assigns of the Guarantors; and all references herein to a Debtor and to the Guarantor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities.

          Neither the Agent nor any Secured Creditor shall be under any obligation to marshall any assets in favor of the Guarantor or any other party or against or in payment of any or all of the Secured Obligations.

          THIS GUARANTY AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

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          THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN
ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officer as of the 12 day of March, 1998.

                                     IMPAC GROUP, INC.



                                     By /s/ Richard Block
                                       -----------------------------------
                                       Name: Richard Block
                                            ------------------------------
                                       Title: President
                                             -----------------------------


Acknowledged and Agreed as of
the 12 day of March, 1998:


BANK OF AMERICA NATIONAL
TRUST & SAVINGS ASSOCIATION,
 as Agent


By /s/ David A. Johanson
  ----------------------------
   Name: David A. Johanson
        ----------------------
   Title: Vice President
         ---------------------



                                      S-1

                             [TO GUARANTY-COMPANY]